Exhibit 99.1

Pages 23-24 of the Proxy Statement/Prospectus

Q. What interests do InterPrivate II’s current officers and directors have in the Business Combination?

A.	InterPrivate II’s board of directors and executive officers may have interests in the Business Combination that are different from, in addition to or in conflict with, yours. These interests include:

•

the beneficial ownership of the Sponsor, which is controlled by affiliates of Ahmed M. Fattouh, InterPrivate II’s Chairman and Chief Executive Officer, and InterPrivate LLC, a private investment firm founded by Mr. Fattouh, of an aggregate of 12,019,529 shares of InterPrivate II Common Stock, consisting of:

•	6,348,750 Founder Shares purchased by the Sponsor for an aggregate price of $25,000, which shares will be converted into shares of Class A Stock immediately prior to the Closing;

•

1,820,779 Bonus Shares that the Sponsor will be entitled to receive in respect of the above Founder Shares (of which the Sponsor has agreed to transfer 200,000 shares to an entity affiliated with Neil Suslak, a current director of Getaround and who is expected be a director of New Getaround, pursuant to a stock transfer agreement dated October 31, 2022); and

•	3,850,000 shares of Class A Stock underlying Private Warrants purchased by the Sponsor at $1.50 per warrant for an aggregate purchase price of approximately $5.8 million.

All of the above Founder Shares and warrants would become worthless and the Sponsor will not be entitled to receive any Bonus Shares if InterPrivate II does not complete a business combination within the applicable time period, as the Sponsor has waived any right to redemption with respect to these shares. Such shares and warrants have an aggregate market value of approximately $81.4 million and $411,180, respectively, based on the closing price of Class A Stock of $9.96 and the closing price of InterPrivate II Warrants of $0.1068 on the NYSE on November 11, 2022;

•

The audit committee of the board of directors of InterPrivate II has approved a payment, following the Closing, of a fee in the aggregate amount of up to $2 million to certain management members of InterPrivate II and affiliates of the Sponsor for their services in facilitating the consummation of the Business Combination;

•

the Sponsor paid an aggregate of $5,800,000 for the Founder Shares and the Private Warrants and as of June 30, 2022, extended to InterPrivate II Working Capital Loans in the aggregate principal amount of $355,227 pursuant to the Sponsor Convertible Promissory Note, and the Sponsor and its affiliates have approximately an aggregate of $81.8 million at risk that depends upon the completion of a business combination. Specifically, approximately $81.4 million of such at-risk amount is the aggregate market value of the Founder Shares based on the closing price of Class A Stock of $9.96 on the NYSE on November 11, 2022, and approximately $411,180 of such at-risk amount is the aggregate market value of the Private Warrants based on the closing price of InterPrivate II Warrants of $0.1068 on the NYSE on November 11, 2022. There are no fees contingent upon a business combination payable to the Sponsor or its affiliates upon consummation of the Business Combination, other than the up to $2 million service fee to certain management members of InterPrivate II and Sponsor affiliates as described above. There are currently no out-of-pocket expenses reimbursable or other service fees owed to InterPrivate II’s directors and officers or affiliates, other than the unpaid accrued fees under the administrative services agreement between the Sponsor and InterPrivate II in the amount of $40,000 and the unpaid accrued fees under the strategic services agreement between James Pipe and InterPrivate II in the amount of $30,000 as of June 30, 2022 and the up to $2 million service fee to certain management members of InterPrivate II and Sponsor affiliates as described above. There are currently no outstanding loans to InterPrivate II from the Sponsor, other than the Working Capital Loans in the principal amount of $355,227 as of June 30, 2022, as further described below. The foregoing interests present a risk that the Sponsor and its affiliates will benefit from the completion of a business combination, including in a manner that may not be aligned with Public Stockholders. As such, the Sponsor and its affiliates may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidate;

Pages 46-47 of the Proxy Statement/Prospectus

The Sponsor and InterPrivate II’s Directors and Officers Have Financial Interests in the Business Combination

In considering the recommendation of InterPrivate II’s board of directors to vote in favor of the Business Combination, stockholders should be aware that, aside from their interests as stockholders, the Sponsor and our directors and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include:

•

the beneficial ownership of the Sponsor, which is controlled by affiliates of Ahmed M. Fattouh, InterPrivate II’s Chairman and Chief Executive Officer, and InterPrivate LLC, a private investment firm founded by Mr. Fattouh, of an aggregate of 12,019,529 shares of InterPrivate II Common Stock, consisting of:

•	6,348,750 Founder Shares purchased by the Sponsor for an aggregate price of $25,000, which shares will be converted into shares of Class A Stock immediately prior to the Closing;

•

1,820,779 Bonus Shares that the Sponsor will be entitled to receive in respect of the above Founder Shares (of which the Sponsor has agreed to transfer 200,000 shares to an entity affiliated with Neil Suslak, a current director of Getaround and who is expected be a director of New Getaround, pursuant to a stock transfer agreement dated October 31, 2022); and

•	3,850,000 shares of Class A Stock underlying Private Warrants purchased by the Sponsor at $1.50 per warrant for an aggregate purchase price of approximately $5.8 million.

All of the above Founder Shares and warrants would become worthless and the Sponsor will not be entitled to receive any Bonus Shares if InterPrivate II does not complete a business combination within the applicable time period, as the Sponsor has waived any right to redemption with respect to these shares. Such shares and warrants have an aggregate market value of approximately $81.4 million and $411,180, respectively, based on the closing price of Class A Stock of $9.96 and the closing price of InterPrivate II Warrants of $0.1068 on the NYSE on November 11, 2022;

•

The audit committee of the board of directors of InterPrivate II has approved a payment, following the Closing, of a fee in the aggregate amount of up to $2 million to certain management members of InterPrivate II and affiliates of the Sponsor for their services in facilitating the consummation of the Business Combination;

•

the Sponsor paid an aggregate of $5,800,000 for the Founder Shares and the Private Warrants and as of June 30, 2022, extended to InterPrivate II Working Capital Loans in the aggregate principal amount of $355,227 pursuant to the Sponsor Convertible Promissory Note, and the Sponsor and its affiliates have approximately an aggregate of $81.8 million at risk that depends upon the completion of a business combination. Specifically, approximately $81.4 million of such at-risk amount is the aggregate market value of the Founder Shares based on the closing price of Class A Stock of $9.96 on the NYSE on November 11, 2022, and approximately $411,180 of such at-risk amount is the aggregate market value of the Private Warrants based on the closing price of InterPrivate II Warrants of $0.1068 on the NYSE on November 11, 2022. There are no fees contingent upon a business combination payable to the Sponsor or its affiliates upon consummation of the Business Combination, other than the up to $2 million service fee to certain management members of InterPrivate II and Sponsor affiliates as described above. There are currently no out-of-pocket expenses reimbursable or other service fees owed to InterPrivate II’s directors and officers or affiliates, other than the unpaid accrued fees under the administrative services agreement between the Sponsor and InterPrivate II in the amount of $40,000 and the unpaid accrued fees under the strategic services agreement between James Pipe and InterPrivate II in the amount of $30,000 as of June 30, 2022 and the up to $2 million service fee to certain management members of InterPrivate II and Sponsor affiliates as described above. There are currently no outstanding loans to InterPrivate II from the Sponsor, other than the Working Capital Loans in the principal amount of $355,227 as of June 30, 2022, as further described below. The foregoing interests present a risk that the Sponsor and its affiliates will benefit from the completion of a business combination, including in a manner that may not be aligned with Public Stockholders. As such, the Sponsor and its affiliates may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidate;

Pages 104-105 of the Proxy Statement/Prospectus

InterPrivate II’s Sponsor, executive officers and directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement/prospectus.

When considering InterPrivate II’s board of directors’ recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, InterPrivate II’s stockholders should be aware that certain of InterPrivate II’s Sponsor, executive officers and directors have interests in the Business Combination that may be different from, or in addition to, the interests of InterPrivate II’s stockholders. These interests include:

The Sponsor and InterPrivate II’s Directors and Officers Have Financial Interests in the Business Combination

In considering the recommendation of InterPrivate II’s board of directors to vote in favor of the Business Combination, stockholders should be aware that, aside from their interests as stockholders, the Sponsor and our directors and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include:

•

the beneficial ownership of the Sponsor, which is controlled by affiliates of Ahmed M. Fattouh, InterPrivate II’s Chairman and Chief Executive Officer, and InterPrivate LLC, a private investment firm founded by Mr. Fattouh, of an aggregate of 12,019,529 shares of InterPrivate II Common Stock, consisting of:

•	6,348,750 Founder Shares purchased by the Sponsor for an aggregate price of $25,000, which shares will be converted into shares of Class A Stock immediately prior to the Closing;

•

1,820,779 Bonus Shares that the Sponsor will be entitled to receive in respect of the above Founder Shares (of which the Sponsor has agreed to transfer 200,000 shares to an entity affiliated with Neil Suslak, a current director of Getaround and who is expected be a director of New Getaround, pursuant to a stock transfer agreement dated October 31, 2022); and

•	3,850,000 shares of Class A Stock underlying Private Warrants purchased by the Sponsor at $1.50 per warrant for an aggregate purchase price of approximately $5.8 million.

All of the above Founder Shares and warrants would become worthless and the Sponsor will not be entitled to receive any Bonus Shares if InterPrivate II does not complete a business combination within the applicable time period, as the Sponsor has waived any right to redemption with respect to these shares. Such shares and warrants have an aggregate market value of approximately $81.4 million and $411,180, respectively, based on the closing price of Class A Stock of $9.96 and the closing price of InterPrivate II Warrants of $0.1068 on the NYSE on November 11, 2022;

•

The audit committee of the board of directors of InterPrivate II has approved a payment, following the Closing, of a fee in the aggregate amount of up to $2 million to certain management members of InterPrivate II and affiliates of the Sponsor for their services in facilitating the consummation of the Business Combination;

•

the Sponsor paid an aggregate of $5,800,000 for the Founder Shares and the Private Warrants and as of June 30, 2022, extended to InterPrivate II Working Capital Loans in the aggregate principal amount of $355,227 pursuant to the Sponsor Convertible Promissory Note, and the Sponsor and its affiliates have approximately an aggregate of $81.8 million at risk that depends upon the completion of a business combination. Specifically, approximately $81.4 million of such at-risk amount is the aggregate market value of the Founder Shares based on the closing price of Class A Stock of $9.96 on the NYSE on November 11, 2022, and approximately $411,180 of such at-risk amount is the aggregate market value of the Private Warrants based on the closing price of InterPrivate II Warrants of $0.1068 on the NYSE on November 11, 2022. There are no fees contingent upon a business combination payable to the Sponsor or its affiliates upon consummation of the Business Combination, other than the up to $2 million service fee to certain management members of InterPrivate II and Sponsor affiliates as described above. There are currently no out-of-pocket expenses reimbursable or other service fees owed to InterPrivate II’s directors and officers or affiliates, other than the unpaid accrued fees under the administrative services agreement between the Sponsor and InterPrivate II in the amount of $40,000 and the unpaid accrued fees under the strategic services agreement between James Pipe and InterPrivate II in the amount of $30,000 as of June 30, 2022 and the up to $2 million service fee to certain management members of InterPrivate II and Sponsor affiliates as described above. There are currently no outstanding loans to InterPrivate II from the Sponsor, other than the Working Capital Loans in the principal amount of $355,227 as of June 30, 2022, as further described below. The foregoing interests present a risk that the Sponsor and its affiliates will benefit from the completion of a business combination, including in a manner that may not be aligned with Public Stockholders. As such, the Sponsor and its affiliates may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidate;

Pages 156-157 of the Proxy Statement/Prospectus

Recommendation of the InterPrivate II Board of Directors

InterPrivate II’s board of directors believes that each of the proposals to be presented at the special meeting of stockholders is in the best interests of InterPrivate II and its stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

When you consider the recommendation of InterPrivate II’s board of directors in favor of approval of the Business Combination Proposal, you should keep in mind that certain of InterPrivate II’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

the beneficial ownership of the Sponsor, which is controlled by affiliates of Ahmed M. Fattouh, InterPrivate II’s Chairman and Chief Executive Officer, and InterPrivate LLC, a private investment firm founded by Mr. Fattouh, of an aggregate of 12,019,529 shares of InterPrivate II Common Stock, consisting of:

•	6,348,750 Founder Shares purchased by the Sponsor for an aggregate price of $25,000, which shares will be converted into shares of Class A Stock immediately prior to the Closing;

•

1,820,779 Bonus Shares that the Sponsor will be entitled to receive in respect of the above Founder Shares (of which the Sponsor has agreed to transfer 200,000 shares to an entity affiliated with Neil Suslak, a current director of Getaround and who is expected be a director of New Getaround, pursuant to a stock transfer agreement dated October 31, 2022); and

•	3,850,000 shares of Class A Stock underlying Private Warrants purchased by the Sponsor at $1.50 per warrant for an aggregate purchase price of approximately $5.8 million.

All of the above Founder Shares and warrants would become worthless and the Sponsor will not be entitled to receive any Bonus Shares if InterPrivate II does not complete a business combination within the applicable time period, as the Sponsor has waived any right to redemption with respect to these shares. Such shares and warrants have an aggregate market value of approximately $81.4 million and $411,180, respectively, based on the closing price of Class A Stock of $9.96 and the closing price of InterPrivate II Warrants of $0.1068 on the NYSE on November 11, 2022;

•

The audit committee of the board of directors of InterPrivate II has approved a payment, following the Closing, of a fee in the aggregate amount of up to $2 million to certain management members of InterPrivate II and affiliates of the Sponsor for their services in facilitating the consummation of the Business Combination;

•

the Sponsor paid an aggregate of $5,800,000 for the Founder Shares and the Private Warrants and as of June 30, 2022, extended to InterPrivate II Working Capital Loans in the aggregate principal amount of $355,227 pursuant to the Sponsor Convertible Promissory Note, and the Sponsor and its affiliates have approximately an aggregate of $81.8 million at risk that depends upon the completion of a business combination. Specifically, approximately $81.4 million of such at-risk amount is the aggregate market value of the Founder Shares based on the closing price of Class A Stock of $9.96 on the NYSE on November 11, 2022, and approximately $411,180 of such at-risk amount is the aggregate market value of the Private Warrants based on the closing price of InterPrivate II Warrants of $0.1068 on the NYSE on November 11, 2022. There are no fees contingent upon a business combination payable to the Sponsor or its affiliates upon consummation of the Business Combination, other than the up to $2 million service fee to certain management members of InterPrivate II and Sponsor affiliates as described above. There are currently no out-of-pocket expenses reimbursable or other service fees owed to InterPrivate II’s directors and officers or affiliates, other than the unpaid accrued fees under the administrative services agreement between the Sponsor and InterPrivate II in the amount of $40,000 and the unpaid accrued fees under the strategic services agreement between James Pipe and InterPrivate II in the amount of $30,000 as of June 30, 2022 and the up to $2 million service fee to certain management members of InterPrivate II and Sponsor affiliates as described above. There are currently no outstanding loans to InterPrivate II from the Sponsor, other than the Working Capital Loans in the principal amount of $355,227 as of June 30, 2022, as further described below. The foregoing interests present a risk that the Sponsor and its affiliates will benefit from the completion of a business combination, including in a manner that may not be aligned with Public Stockholders. As such, the Sponsor and its affiliates may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidate;

Pages 204-205 of the Proxy Statement/Prospectus

Interests of InterPrivate II’s Directors and Officers in the Business Combination

When you consider the recommendation of InterPrivate II’s board of directors in favor of approval of the Business Combination Proposal, you should keep in mind that certain of InterPrivate II’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

InterPrivate II’s board of directors believes that each of the proposals to be presented at the special meeting of stockholders is in the best interests of InterPrivate II and its stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

When you consider the recommendation of InterPrivate II’s board of directors in favor of approval of the Business Combination Proposal, you should keep in mind that certain of InterPrivate II’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

the beneficial ownership of the Sponsor, which is controlled by affiliates of Ahmed M. Fattouh, InterPrivate II’s Chairman and Chief Executive Officer, and InterPrivate LLC, a private investment firm founded by Mr. Fattouh, of an aggregate of 12,019,529 shares of InterPrivate II Common Stock, consisting of:

•	6,348,750 Founder Shares purchased by the Sponsor for an aggregate price of $25,000, which shares will be converted into shares of Class A Stock immediately prior to the Closing;

•

1,820,779 Bonus Shares that the Sponsor will be entitled to receive in respect of the above Founder Shares (of which the Sponsor has agreed to transfer 200,000 shares to an entity affiliated with Neil Suslak, a current director of Getaround and who is expected be a director of New Getaround, pursuant to a stock transfer agreement dated October 31, 2022); and

•	3,850,000 shares of Class A Stock underlying Private Warrants purchased by the Sponsor at $1.50 per warrant for an aggregate purchase price of approximately $5.8 million.

All of the above Founder Shares and warrants would become worthless and the Sponsor will not be entitled to receive any Bonus Shares if InterPrivate II does not complete a business combination within the applicable time period, as the Sponsor has waived any right to redemption with respect to these shares. Such shares and warrants have an aggregate market value of approximately $81.4 million and $411,180, respectively, based on the closing price of Class A Stock of $9.96 and the closing price of InterPrivate II Warrants of $0.1068 on the NYSE on November 11, 2022;

•

The audit committee of the board of directors of InterPrivate II has approved a payment, following the Closing, of a fee in the aggregate amount of up to $2 million to certain management members of InterPrivate II and affiliates of the Sponsor for their services in facilitating the consummation of the Business Combination;

•

the Sponsor paid an aggregate of $5,800,000 for the Founder Shares and the Private Warrants and as of June 30, 2022, extended to InterPrivate II Working Capital Loans in the aggregate principal amount of $355,227 pursuant to the Sponsor Convertible Promissory Note, and the Sponsor and its affiliates have approximately an aggregate of $81.8 million at risk that depends upon the completion of a business combination. Specifically, approximately $81.4 million of such at-risk amount is the aggregate market value of the Founder Shares based on the closing price of Class A Stock of $9.96 on the NYSE on November 11, 2022, and approximately $411,180 of such at-risk amount is the aggregate market value of the Private Warrants based on the closing price of InterPrivate II Warrants of $0.1068 on the NYSE on November 11, 2022. There are no fees contingent upon a business combination payable to the Sponsor or its affiliates upon consummation of the Business Combination, other than the up to $2 million service fee to certain management members of InterPrivate II and Sponsor affiliates as described above. There are currently no out-of-pocket expenses reimbursable or other service fees owed to InterPrivate II’s directors and officers or affiliates, other than the unpaid accrued fees under the administrative services agreement between the Sponsor and InterPrivate II in the amount of $40,000 and the unpaid accrued fees under the strategic services agreement between James Pipe and InterPrivate II in the amount of $30,000 as of June 30, 2022 and the up to $2 million service fee to certain management members of InterPrivate II and Sponsor affiliates as described above. There are currently no outstanding loans to InterPrivate II from the Sponsor, other than the Working Capital Loans in the principal amount of $355,227 as of June 30, 2022, as further described below. The foregoing interests present a risk that the Sponsor and its affiliates will benefit from the completion of a business combination, including in a manner that may not be aligned with Public Stockholders. As such, the Sponsor and its affiliates may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidate;